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                       SUPPLEMENT DATED JANUARY 21, 2004
                                    TO THE
                                 PROSPECTUSES
                                      AND
                     STATEMENTS OF ADDITIONAL INFORMATION
                                    OF THE
                             FUNDS INDICATED BELOW

   The following text amends the sections entitled "Fee Table," "Choosing a Share Class to Buy" and "Class 2 Shares" in the currently effective Prospectuses for each of the Funds listed below, and the section entitled "Management--Distribution Fees" in the currently effective Statement of Additional Information for each of the Funds listed below.

   Effective February 2, 2004, the 1% initial sales charge on Class 2 shares will no longer be imposed. This means that you will buy Class 2 shares at the net asset value and that all of your purchase amount will be immediately invested in Class 2 shares. This may help offset the higher expenses of Class 2 shares, but only if a fund performs well. Class 2 shares do not convert into another class of shares.

   You will continue to pay a deferred sales charge of 1% if you redeem your Class 2 shares within one year of purchase.

   Broker/Dealers selling Class 2 shares will receive a commission of up to 1.00% of the Class 2 shares they sell. Broker/Dealers will continue to receive an annual fee of up to 1.00% of the average daily net assets represented by the Class 2 shares serviced by them, with such fee starting in the thirteenth month after purchase.
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
        Salomon Brothers Series Funds Inc.             April 30, 2003
           Salomon Brothers Balanced Fund
           Salomon Brothers International Equity Fund
           Salomon Brothers Large Cap Growth Fund
           Salomon Brothers Small Cap Growth Fund
           Salomon Brothers All Cap Value Fund

        Salomon Funds Trust                            April 30, 2003
           Salomon Brothers Mid Cap Fund

        Salomon Brothers Capital Fund Inc.             April 30, 2003

        Salomon Brothers Investors Value Fund Inc.     April 30, 2003

        Smith Barney Investment Series
           SB Growth and Income Fund                   May 19,2003
               Salomon Brothers Classes Of Shares
        Smith Barney Income Funds
           SB Capital and Income Fund                  May 19, 2003
           SB Convertible Fund                         November 28, 2003
               Salomon Brothers Classes Of Shares

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